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                                                                    Exhibit 99.1

                                  CERTIFICATION

Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of Legato Systems, Inc. ("Legato"), that the Quarterly Report of Legato Systems, Inc. on Form 10-Q for the period ended September 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Legato Systems, Inc.

                                        By:   /s/ David B. Wright
                                            ----------------------------

                                           David B. Wright
                                           Chairman and Chief Executive Officer

                                        By:   /s/ Andrew J. Brown
                                            ----------------------------

                                           Andrew J. Brown
                                           Executive Vice President and
                                           Chief Financial Officer

Date: November 14, 2002

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